SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12


                            WESTERN ASSET FUNDS, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           WESTERN ASSET FUNDS, INC.

                 Western Asset Limited Duration Bond Portfolio
                   Western Asset Intermediate Bond Portfolio
                Western Asset Intermediate Plus Bond Portfolio
                       Western Asset Core Bond Portfolio
                    Western Asset Core Plus Bond Portfolio
              Western Asset Inflation Indexed Plus Bond Portfolio
                      Western Asset High Yield Portfolio
               Western Asset Non-U.S. Opportunity Bond Portfolio

                            ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  May 9, 2006
                             ---------------------

To the Stockholders of the Fund:

An annual meeting of the stockholders of Western Asset Funds, Inc. (the "Fund") will be held in the Board Room, Fifth Floor, 385 East Colorado Boulevard, Pasadena, California, on May 9, 2006 at 8:00 a.m., Pacific time, for the following purposes:

ALL STOCKHOLDERS WILL VOTE:

     (1)    To elect eight Directors of the Fund;

STOCKHOLDERS OF WESTERN ASSET INTERMEDIATE BOND PORTFOLIO AND WESTERN ASSET CORE BOND PORTFOLIO WILL VOTE (AS APPROPRIATE):

     (2) To approve a change to the classification of the investment objective of the Portfolio, such that the Portfolio's investment objective would be classified as non-fundamental and be subject to change without stockholder approval;

STOCKHOLDERS OF WESTERN ASSET CORE BOND PORTFOLIO WILL VOTE:

     (3)(a) To approve elimination of the Portfolio's fundamental investment restriction with respect to pledging assets;

     (3)(b) To approve an amendment to the Portfolio's fundamental investment restriction with respect to investments in commodities;

     (3)(c) To approve elimination of the Portfolio's fundamental investment restriction with respect to margin transactions; and

STOCKHOLDERS WILL VOTE (AS APPROPRIATE):

     (4) To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        Lisa G. Mrozek, Secretary


Pasadena, California
April 21, 2006


Your vote is important no matter how many shares you own. Please return your proxy card promptly. If you sign, date and return the proxy card but give no instructions, your shares will be voted "FOR" the proposals described in the attached proxy statement and "FOR" or "AGAINST" any other matter acted upon at the meeting in the discretion of the persons named as proxies.

                           WESTERN ASSET FUNDS, INC.

                 Western Asset Limited Duration Bond Portfolio
                   Western Asset Intermediate Bond Portfolio
                Western Asset Intermediate Plus Bond Portfolio
                       Western Asset Core Bond Portfolio
                    Western Asset Core Plus Bond Portfolio
              Western Asset Inflation Indexed Plus Bond Portfolio
                      Western Asset High Yield Portfolio
               Western Asset Non-U.S. Opportunity Bond Portfolio
                             (each, a "Portfolio")

                          385 East Colorado Boulevard
                          Pasadena, California 91105

                                PROXY STATEMENT


     The Board of Directors (the "Directors") of Western Asset Funds, Inc. (the "Fund") is soliciting the accompanying proxy for use at the annual meeting of stockholders of the Fund, to be held on May 9, 2006 at 8:00 a.m. Pacific time (the "Annual Meeting"), and at any adjournment or postponement thereof. The meeting notice, this Proxy Statement and the form of proxy are being mailed to stockholders of the Fund on or about April 24, 2006.


     The Annual Meeting has been called for the purpose of having the stockholders of the Fund consider and take action upon the proposals listed in the notice and described herein (each a "Proposal" and, collectively, the "Proposals").

     As described more fully below, in addition to the election of Directors of the Fund, the investment adviser to the Western Asset Core Bond Portfolio ("Core Portfolio") and the Western Asset Intermediate Bond Fund ("Intermediate Portfolio"), Western Asset Management Company ("Western Asset"), is proposing the amendment or elimination of certain of the fundamental investment restrictions of the Core Portfolio and a change to the classification of the investment objective of each of the Core Portfolio and the Intermediate Portfolio (collectively, the "Core and Intermediate Portfolio Proposals"). Because the Core and Intermediate Portfolio Proposals relate to investment restrictions and objectives that are "fundamental," the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Core and Intermediate Portfolio Proposals by the stockholders of those respective Portfolios.

     The close of business on March 17, 2006 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each outstanding share is entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to the relevant matters to be voted on at the Annual Meeting. Thirty percent (30%) of the outstanding shares of the Fund as of the Record Date must be represented in person or by proxy to constitute a quorum for Proposal 1 (the election of the Fund's Directors). Stockholders of the Fund will vote together as a single class on Proposal 1. Thirty percent (30%) of the outstanding shares of the Intermediate Portfolio as of the Record Date must be represented in person or by proxy to constitute a quorum for Proposal 2(a) (change to the classification of the Portfolio's investment objective). Thirty percent (30%) of the outstanding shares of the Core Portfolio as of the Record Date must be represented in person or by proxy to constitute a quorum for Proposal 2(b) (change to the classification of the Portfolio's investment objective) and Proposals 3(a) - (c) (changes to certain of the Portfolio's fundamental investment restrictions).

     The table below summarizes the right of Fund stockholders to vote with respect to the matters to come before the Annual Meeting.

---------------------------------------------------------------------------------------------------------------------------
                                                              Proposal 2(a) -     Proposal 2(b) -     Proposals 3(a)-(c) -
                                                              Reclassification    Reclassification     Changes to Certain
                                                               of Intermediate         of Core         of Core Portfolio's
                                             Proposal 1 -        Portfolio's         Portfolio's           Fundamental
                                              Election of        Investment          Investment            Investment
                                               Directors          Objective           Objective           Restrictions
---------------------------------------------------------------------------------------------------------------------------
Western Asset Limited Duration                     X
 Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------
Western Asset Intermediate Bond Portfolio          X                   X
---------------------------------------------------------------------------------------------------------------------------
Western Asset Intermediate Plus                    X
 Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------
Western Asset Core Bond Portfolio                  X                                       X                     X
---------------------------------------------------------------------------------------------------------------------------
Western Asset Core Plus Bond Portfolio             X
---------------------------------------------------------------------------------------------------------------------------
Western Asset Inflation Indexed Plus               X
 Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------
Western Asset High Yield Portfolio                 X
---------------------------------------------------------------------------------------------------------------------------
Western Asset Non-U.S. Opportunity                 X
 Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------



     Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by delivering to the Secretary of the Fund a written revocation or a properly submitted proxy bearing a later date (including a proxy given by telephone or on the internet) or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers and employees of the Fund or its distributor, Legg Mason Investor Services, LLC, or their affiliates, none of whom will receive additional compensation for such services. As the date of the meeting approaches, if we have not received your proxy, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $102,000. However, the exact cost will depend on the amount and types of services rendered. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.


     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected, but will have the effect of a negative vote on Proposals 2(a) and (b) and 3(a), (b) and (c).

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Hirschmann and Mses. Harker and Mrozek are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted in favor of the relevant Proposal.

     HOW TO VOTE. Stockholders of record may vote their shares by proxy using any of the following methods:

     BY TELEPHONE: Vote by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the stockholder of record to authenticate his or her identity by entering the 14 digit control number printed on the enclosed proxy card, vote the shares, and confirm that the instructions have been properly recorded.

     ON THE INTERNET: Vote by logging onto the Internet website listed on the proxy card. The proxy card should be in hand when voting online. As with telephone voting, simple instructions allow the stockholder of record to authenticate his or her identity by entering the 14 digit control number printed on the enclosed proxy card, vote the shares, and confirm that the instructions have been properly recorded.


     BY MAIL: Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.


     Please see the instructions on the enclosed card for telephone touch-tone voting and Internet voting. Stockholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.


                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     Eight Directors are to be elected at the Annual Meeting to serve until their successors have been elected and qualified or until their earlier death, resignation or removal. Information about each nominee is set forth in the table below. Except for Michael Even, each of the nominees is presently a Director of the Fund.

     It is expected that Edward A. Taber III will resign from the Fund's Board of Directors prior to the Annual Meeting. Pursuant to the 1940 Act, the Directors may not fill a vacancy unless at least two-thirds of the Directors holding office after such vacancy has been filled have been elected by stockholders. Because two of the Fund's eight current directors have not previously been elected by stockholders, in order to fill the vacancy resulting from Mr. Taber's anticipated resignation, the Fund is required by the 1940 Act and its Bylaws to ask the Fund's stockholders to vote on the election of all Directors.

     It is the intention of the persons designated as proxies on the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     Information Regarding the Nominees. Information about the nominees is set forth below. No Director or nominee serves as an officer of the Fund. The address of each Director and nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

                                                                                       Number of                         Fund
                                          Term of                                    Portfolios In                      Shares
                                        Office and                                        Fund           Other       Beneficially
                        Position(s)      Length of                                      Complex      Directorships     Owned on
                         Held With         Time          Principal Occupations        Overseen by       Held by        March 1,
 Name and Year Born         Fund        Served (1)      During the Past 5 Years       Nominee (2)       Nominee          2006
-------------------- ----------------- ------------ ------------------------------- --------------- --------------- -------------
                                                    Disinterested Nominees

Ronald J. Arnault    Director          Served       Retired.                              14        None            None
1943                    (3)(6)         since
                                       1997
John E. Bryson       Director          Served       Chairman and CEO, Edison              12        The Boeing      None
1943                    (4) (5)        since        International (electric power                   Company and
                                       1998         generator, distributor and                      The Walt
                                                    structured finance provider)                    Disney
                                                    (1990-present); Chairman of                     Company
                                                    Southern California Edison
                                                    Company (2003-present).

Anita L. DeFrantz    Director          Served       President (1987-present) and          14        OBN              None
1952                 (4)(5)(6)         since        Director (1990-present) of                      Holdings, Inc.
                                       1998         Amateur Athletic Foundation
                                                    of Los Angeles; President and
                                                    Director of Kids in Sports
                                                    (1994-present); Member of
                                                    the International Olympic
                                                    Committee (1986-present).

William E. B. Siart  Chairman          Served       Chairman of Walt Disney               14        None             None
1946                 and               since        Concert Hall, Inc.
                     Director          1997         (1998-present); Chairman
                     (3)(4)                         of Excellent Education
                                                    Development (2000-present).

Louis A. Simpson     Director          Served       President and Chief Executive         14        VeriSign, Inc.   None
1936                 (3)(6)            since        Officer, Capital Operations
                                       1994         of GEICO Corporation
                                                    (1993-present).

Jaynie Miller        Director          Served       Director of eHarmony.com, Inc.         14        aQuantive Inc.   None
Studenmund           (3)(5)            since        (2005-present); Chief
1954                                   2004         Operating Officer of Overture
                                                    Services, Inc. (2001-2004);
                                                    President and Chief Operating
                                                    Officer of Paymybills.com
                                                    (2000-2001).

                                                    Interested Nominees

Ronald L. Olson      Director          Served       Senior Partner of Munger,             14        Edison           None
1941                                   since        Tolles & Olson International                    International,
                                       2005 (7)     (a law partnership)                             City National
                                                    (1968-present).                                 Corporation,
                                                                                                    The
                                                                                                    Washington
                                                                                                    Post Company
                                                                                                    and Berkshire
                                                                                                    Hathaway,
                                                                                                    Inc.


                                                                                        Number of                       Fund
                                          Term of                                     Portfolios In                    Shares
                                         Office and                                      Fund            Other       Beneficially
                        Position(s)      Length of                                      Complex       Directorships     Owned on
                         Held With         Time            Principal Occupations      Overseen by        Held by        March 1,
  Name and Year Born       Fund          Served (1)     During the Past 5 Years       Nominee (2)        Nominee          2006
-------------------- ----------------- ------------ ------------------------------- --------------- ---------------- -------------
Michael Even         Nominee           N/A (8)      Head of Institutional Asset          12         None             None
Born in 1960                                        Management, Legg Mason, Inc.
                                                    (2005-present); Managing
                                                    Director (2005-present) and
                                                    Director (2005), CAM North
                                                    America, LLC; Investment
                                                    Officer, Smith Barney Fund
                                                    Management LLC (1997-present);
                                                    Investment Officer, Citi Fund
                                                    Management Inc. (2003-2006);
                                                    Director, Salomon Brothers
                                                    Asset Management Inc.
                                                    (2004-2006); Director, TIMCO
                                                    Asset Management, Inc. (2004);
                                                    Global Chief Investment
                                                    Officer, Citigroup Asset
                                                    Management (1998-2005).


------------
(1) Directors of the Fund serve a term of indefinite length until their successors are elected and qualified, or until their earlier death, resignation or removal, and generally stand for re-election by stockholders only as and when required by the 1940 Act.

(2) In addition to overseeing the twelve portfolios of the Fund, each Director except Messrs. Bryson and Even also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. If elected as a director, Mr. Even would oversee the twelve Portfolios of the Fund.

(3)  Member of the Audit Committee of the Board of Directors.

(4)  Member of the Executive and Contracts Committee of the Board of Directors.

(5) Member of the Governance and Nominating Committee of the Board of Directors.

(6)  Member of the Compensation Committee of the Board of Directors.

(7) Mr. Olson is an "interested person" (as defined in section 2(a)(19) of the1940 Act) of the Fund because his law firm has provided legal services to the Fund's investment adviser, Western Asset Management Company.


(8) Mr. Even does not currently serve on the Board of Directors. If elected, Mr. Even would be an "interested person" (as defined in section 2(a)(19) of the 1940 Act of the Fund on the basis of, among other things, his serving as a Director of Western Asset Management Company.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2006 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies." The "family of investment companies" includes the Fund, Western Asset Income Fund and Western Asset Premier Bond Fund.



                                                                       Aggregate Dollar Range of Equity
                                                                    Securities in all Funds Overseen or to
                                         Dollar Range of Equity      be Overseen by Nominee in Family of
Name of Nominee                          Securities in the Fund              Investment Companies
-------------------------------------   ------------------------   ---------------------------------------
                                          Disinterested Nominees

Ronald J. Arnault ................               None                           $ 10,001-$50,000
John E. Bryson(1) ................               None                           $ 10,001-$50,000
Anita L. DeFrantz ................               None                           $ 10,001-$50,000
William E. B. Siart ..............               None                           $50,001-$100,000
Louis A. Simpson .................               None                              Over $100,000
Jaynie Miller Studenmund .........               None                                       None

                                          Interested Nominees

Ronald L. Olson ..................               None                                       None
Michael Even .....................               None                                       None

------------
(1) Effective March 14, 2006, Mr. Bryson resigned from the Boards of Western Asset Income Fund and Western Asset Premier Bond Fund. It is the Fund's understanding that Mr. Bryson's resignation from the Boards of Western Asset Income Fund and Western Asset Premier Bond Fund was done for personal reasons unrelated to the Fund.


     As of March 1, 2006, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and each of the Fund's portfolios on such date.

     Committees of the Board of Directors. The standing committees of the Board of Directors include an Audit Committee, a Governance and Nominating Committee, an Executive and Contracts Committee and a Compensation Committee. Each Committee is composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Fund's investment manager, Legg Mason Fund Adviser, Inc. ("LMFA"), or the Fund's investment advisers, Western Asset and Western Asset Management Company Limited ("WAML").

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Messrs. Arnault, Siart and Simpson and Ms. Studenmund. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, LMFA, Western Asset and WAML, and certain of their affiliates.

     Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee consisting of Mr. Bryson and Mses. DeFrantz and Studenmund. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund and consider other matters of Board policy. The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such stockholder recommendation contains the information about such nominee required by the Fund's procedures for stockholders to submit nominee candidates, which are included as Appendix A hereto. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Directors.

     Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Bryson and Siart and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Messrs. Arnault and Simpson and Ms. DeFrantz. The Compensation Committee meets to review and make recommendations to the Board with respect to Director compensation for services to the Fund.


     Meetings. During 2005, the Board of Directors held five meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held two meetings, the Compensation Committee held one meeting and the Executive and Contracts Committee held three meetings. Each Director attended at least 75% of the aggregate of the meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. The Fund does not hold regular meetings of stockholders. Although the Fund's policies do not require the Directors to attend the Fund's stockholder meetings, stockholder meetings will generally be held in connection with regularly scheduled meetings of the Board of Directors.


     Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Fund, and include the number of shares held by the stockholder as of a recent date.


     Director Compensation. Effective February 2006, each Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, LMFA, Western Asset or WAML receives an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Income Fund and Western Asset Premier Bond Fund. Each such Director also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Premier Bond Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from Western Asset an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Income Fund and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting.

     The Directors received the compensation set forth in the following table from the funds indicated for serving as Directors of the Fund and as Directors or Trustees of other funds in the same "Fund Complex."

                                                                                                               Total
                                                                    Pension or                              Compensation
                                                  Aggregate         Retirement                             from the Fund
                                                Compensation     Benefits Accrued        Estimated          and its Fund
                                                  from the          as Part of        Annual Benefits       Complex Paid
Name of Nominee                                   Fund (1)        Fund's Expenses     Upon Retirement     to Directors (2)
--------------------------------------------   --------------   ------------------   -----------------   -----------------
                                                      Disinterested Nominees

Ronald J. Arnault .......................          $108,460              $0                   $0               $107,500
John E. Bryson ..........................          $ 81,047              $0                   $0               $ 80,000
Anita L. DeFrantz .......................          $ 80,451              $0                   $0               $ 81,250
William E. B. Siart .....................          $108,460              $0                   $0               $102,500
Louis A. Simpson ........................          $ 88,198              $0                   $0               $ 87,500
Jaynie M. Studenmund  ...................          $ 87,602              $0                   $0               $ 86,250

                                                      Interested Nominee

Ronald L. Olson (3) .....................                $0              $0                   $0                     $0

------------
(1) Represents compensation paid to the Directors for the fiscal year ended March 31, 2006.

(2) Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2005 for serving as a Director of the Fund, a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund, both closed-end investment companies advised by Western Asset. Effective February 2006, the Directors earn compensation for their service as described above. As noted above, effective March 14, 2006, Mr. Bryson resigned from the Boards of Western Asset Income Fund and Western Asset Premier Bond Fund.

(3) Mr. Olson was appointed a Director of the Fund and elected a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund on May 10, 2005.

     During 2005, the Fund paid no remuneration to its officers, all of whom were also officers or employees of LMFA, Western Asset, WAML or one of their affiliates.

     Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

                                 PROPOSAL 2(a)

  APPROVAL OF A CHANGE TO THE CLASSIFICATION OF THE INTERMEDIATE PORTFOLIO'S
           INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                                 PROPOSAL 2(b)

      APPROVAL OF A CHANGE TO THE CLASSIFICATION OF THE CORE PORTFOLIO'S
           INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be "fundamental." Some funds, including the Intermediate and Core Portfolios, have classified their investment objectives as fundamental, meaning that stockholder approval is required to change it. Western Asset has proposed, and, based on such proposal, the Directors have approved and recommend that Intermediate and Core Portfolio stockholders approve, proposals to make the Intermediate and Core Portfolios' investment objectives non-fundamental. These proposals would make the Intermediate and Core Portfolios consistent, in this respect, with the other Portfolios of the Fund. Stockholders of each Portfolio will vote separately for the Proposals--stockholders of the Intermediate Portfolio will vote on Proposal 2(a), and stockholders of the Core Portfolio will vote on Proposal 2(b).

     The investment objective of the Intermediate Portfolio is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration that ranges within 20% of the duration of its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index. The investment objective of the Core Portfolio is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration that ranges within 20% of the duration of the domestic bond market as a whole, as measured by Western Asset.

     If approved by stockholders of a Portfolio, this change would mean that the Board would be able to change a Portfolio's investment objective in the future without further action by stockholders of the Portfolio. This change would allow the Board to alter a Portfolio's investment objective when the Board believes it is in the best interests of applicable stockholders or when necessary to comply with possible future regulatory changes. Stockholders of the Intermediate and Core Portfolios would receive written notice of any change to the Intermediate or Core Portfolios' investment objectives that has been approved by the Board.


     Required Vote. As noted above, approval of Proposal 2(a) will require the approval of the majority of the outstanding shares of the Intermediate Portfolio and approval of Proposal 2(b) will require the approval of a majority of the outstanding shares of the Core Portfolio. In each case, a majority of the outstanding shares means the affirmative vote of the lesser of (1) 67% of the shares of the applicable Portfolio that are present at the Annual Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the Record Date are present or represented by proxy at the Annual Meeting, or (2) more than 50% of the shares of the applicable Portfolio outstanding on the Record Date. If the vote required to approve the Proposal is not obtained from a Portfolio, the classification of that Portfolio's investment objective will not be changed, and the Directors will consider what other actions to take in the best interests of the Portfolios. The adoption of either Proposal 2(a) or (b) is not contingent on the adoption of the other Proposal. The Directors unanimously recommend that stockholders vote to approve Proposals 2(a) and (b).

                             PROPOSALS 3(a) - (c)

      APPROVAL OF CHANGES TO CERTAIN OF THE CORE PORTFOLIO'S FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

     Western Asset has proposed, and, based on such proposal, the Directors have approved and recommend that Core Portfolio stockholders approve, certain changes to the fundamental investment restrictions of the Core Portfolio described below, including the elimination of two of the fundamental investment restrictions. The purpose of these changes is to increase the Core Portfolio's investment flexibility consistent with the Core Portfolio's current investment objective and policies. The Directors believe that by changing the fundamental investment restrictions, as described below, the Core Portfolio will avoid situations where a fundamental restriction will prevent the Core Portfolio, absent another stockholder vote, from taking advantage of opportunities that are legally permissible and believed to be advantageous to stockholders. Under the proposed restrictions, the Core Portfolio would have the ability to avail itself of such opportunities. The adoption of a Proposal hereunder is not contingent on the adoption of any other Proposal hereunder.


     As provided in the 1940 Act, amendments to or elimination of any of the Core Portfolio's fundamental investment restrictions requires the approval of the majority of the outstanding shares of the Core Portfolio, which means the affirmative vote of the lesser of (1) 67% of the shares of the Core Portfolio that are present at the Annual Meeting, if the holders of more than 50% of the shares of the Core Portfolio outstanding as of the Record Date are present or represented by proxy at the Annual Meeting, or (2) more than 50% of the shares of the Core Portfolio outstanding on the Record Date. If the vote required to approve a Proposal hereunder is not obtained, the fundamental investment restriction that was the subject of such Proposal will not be changed and Directors will consider what other actions to take in the best interests of the Core Portfolio. The Directors unanimously recommend that stockholders vote to approve Proposal 3.

 (3)(a) APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION
                        WITH RESPECT TO PLEDGING ASSETS

     The Directors are recommending that the Core Portfolio's fundamental investment restriction that limits the Core Portfolio's ability to pledge its assets be eliminated. The current restriction states that the Core Portfolio may not:

   "Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements."

     The Core Portfolio originally adopted this fundamental restriction to comply with certain state securities law requirements that are no longer applicable to the Core Portfolio. If this Proposal 3(a) is approved, the Core Portfolio expects to have greater flexibility, including by being able to pledge portfolio securities as collateral in connection with certain swap transactions, which, the Core Portfolio believes, will be more operationally efficient than pledging cash (which is currently permitted by the restriction). If this Proposal 3(a) is approved, the Core Portfolio would be permitted to pledge its assets to the extent permitted by applicable law, including certain limitations relating to the liquidity of the Core Portfolio's investment portfolio, certain limitations relating to custody of the Core Portfolio's assets and the obligation to cover certain obligations of the Core Portfolio. The Fund understands that the current position of the staff of the Securities and Exchange Commission (the "Staff") is that an open-end investment company, like the Core Portfolio, may not pledge securities representing more than one-third of its total asset value.

     Pledging assets entails certain risks. To the extent that the Core Portfolio pledges its assets, the Core Portfolio may have less flexibility in liquidating those assets. If a large portion of the Core Portfolio's assets were involved, the Core Portfolio's ability to meet redemption requests or other obligations could be delayed.

   (3)(b) APPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION
                  WITH RESPECT TO INVESTMENTS IN COMMODITIES

     The Directors are recommending that the Core Portfolio's fundamental investment restriction with respect to investments in commodities and commodity contracts be amended in order to permit the Core Portfolio the maximum flexibility to invest in a range of commodities, commodity contracts or investments which might for certain technical reasons be considered to be commodities or commodity contracts. The current restriction states that the Core Portfolio may not:

   "Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts."

     The proposed fundamental investment restriction is set forth below:

   "The Portfolio may purchase or sell commodities, commodities contracts, futures contracts, options, and forward contracts to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time."


     Although the 1940 Act requires registered investment companies to maintain a policy regarding their investments in commodities, it does not require a registered investment company to restrict its investments in commodities. If approved, the amended restriction would permit the Core Portfolio to use financial futures contracts, options (including options on financial futures contracts) and forward contracts to a greater extent than it may currently. The restriction would also permit the Core Portfolio to invest in other commodities and commodity contracts, such as direct investments in gold and other precious metals. The Core Portfolio does not currently expect to invest in commodities or commodity contracts such as precious metals or agricultural items, but expects to continue to invest in commodities and commodity contracts such as financial futures contracts, options and forward contracts, as determined by Western Asset. Such investments will continue to constitute a principal investment strategy for the Core Portfolio. The Core Portfolio can invest in commodities and commodity contracts for both hedging and non-hedging purposes, including for the purpose of enhancing returns. This Proposal 3(b) is, therefore, anticipated to have little current practical effect on the Core Portfolio. However, the Core Portfolio would like to have greater flexibility to use these investment techniques than it currently has, and, if this Proposal 3(b) is approved by Core Portfolio stockholders, the Core Portfolio may invest in commodities and commodity contracts without limitation to the extent consistent with the Core Portfolio's then-current investment objective and strategies. In addition, if the Core Portfolio were to use these investment techniques in the future, it would do so only to the extent permitted by applicable law, including certain limitations relating to the liquidity of the Core Portfolio's investment portfolio, certain limitations relating to custody of the Core Portfolio's assets and the obligation to cover certain obligations of the Core Portfolio.

     Certain risks could arise from the use of futures, options and forward contracts by the Core Portfolio, including the possibility of imperfect correlations among movements in the prices of futures, options and forward contracts purchased or sold by the Core Portfolio, of the underlying commodity, security, index or currency and, in the case of hedging transactions, of the liability or assets that are the subject of the hedge. The successful use of these strategies further depends on the ability to forecast market movements correctly. Other risks arise from the potential inability to close out futures, options or forward positions, in which case the Core Portfolio's losses could be unlimited. There can be no assurance that a liquid secondary market will exist for any future, option or forward contract at any particular time. The Core Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. Futures, options and forward contracts typically entail leverage, involve costs and may result in losses.


     Investing in commodities and commodity contracts may also entail certain other risks, including the effects on the future value of the commodity of the activities of market participants who invest mainly for purposes of hedging or speculating. Other factors impacting the value of investments in commodities include changes in the costs associated with the actual storage of a commodity; risks associated with market changes and their impact on the reinvestment of proceeds; variables such as drought, floods, weather, livestock disease, embargoes, and tariffs; and the decreased liquidity and increased liability which may result from non-exchange traded instruments that facilitate indirect investment in physical commodities. The Core Portfolio does not consider a swap contract to be a commodity contract, and thus this Proposal 3(b), whether or not approved by stockholders, will have no impact on the Core Portfolio's ability to engage in such transactions.

 (3)(c) APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION
                      WITH RESPECT TO MARGIN TRANSACTIONS

     The Directors are recommending that the Core Portfolio's fundamental investment restriction which limits the Core Portfolio's ability to purchase securities on margin be eliminated. Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the Core Portfolio may not:

   "Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts."

     The Core Portfolio does not currently expect to enter into margin transactions, but may do so in the future to the extent permitted by applicable law. The Fund understands that the current position of the Staff is that an open-end investment company, like the Core Portfolio, may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin.

                               OTHER INFORMATION

Investment Manager, Investment Advisers and Distributor.


     LMFA, Western Asset, WAML and the distributor of the Fund's shares, Legg Mason Investor Services, LLC, are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. Legg Mason, Inc.'s address is 100 Light Street, Baltimore, Maryland 21202. LMFA's address is 100 Light Street, Baltimore, Maryland 21202. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML's address is 10 Exchange Square, London, England EC2A2EN. Legg Mason Investor Services, LLC's address is 100 Light Street, Baltimore, Maryland 21202.


     Information regarding the executive officers of the Fund and their ownership of Fund shares is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.


                                                Term of
                                              Office and                                               Fund Shares
                             Position(s)        Length                                                Beneficially
                              Held with         of Time             Principal Occupation(s)             Owned on
Name and Year Born               Fund         Served (1)            During the Past 5 Years           March 1, 2006
------------------           -----------    -------------    ------------------------------------    --------------
James W. Hirschmann III      President       Served since     Director, President and Chief               None
1960                                         1999             Executive Officer of Western Asset
                                                              (1999-present); Director of WAML
                                                              (1999-present); President of Western
                                                              Asset Income Fund (1999-present)
                                                              and Western Asset Premier Bond
                                                              Fund (2001-present).

Scott F. Grannis             Vice            Served since     Chief Economist of Western Asset            17,000
1949                         President       1990             (1989-present); Vice President of
                                                              Western Asset Income Fund
                                                              (1990-present).

Ilene S. Harker              Vice            Served since     Head of Enterprise Risk of Western          21,727
1955                         President       1990             Asset (2003-present); Vice President
                                                              of Western Asset Income Fund
                                                              (1996-present) and Western Asset
                                                              Premier Bond Fund (2001-present);
                                                              Secretary and Director of Compliance
                                                              and Controls of Western Asset
                                                              (1978-2003).

Gavin L. James               Vice            Served since     Director of Global Client Services           None
1960                         President       2001             and Marketing of Western Asset
                                                              (1998-present).

S. Kenneth Leech             Vice            Served since     Chief Investment Officer of Western         27,075
1954                         President       1990             Asset (1998-present); Vice President
                                                              of Western Asset Income Fund
                                                              (1998-present) and Western Asset
                                                              Premier Bond Fund (2001-present).
Detlev S. Schlichter         Vice            Served since     Portfolio Manager of WAML                   None
1966                         President       2001             (2001-present); Director of European
10 Exchange Square                                            Bond Team, Merrill Lynch Investment
London, England EC2A2EN                                       Managers (1998-2001).

Stephen A. Walsh             Vice            Served since     Deputy Chief Investment Officer of           None
Born in 1958                 President       1994             Western Asset (2000-present); Vice
                                                              President of Western Asset Income
                                                              Fund (1999-present).

                                              Term of
                                             Office and                                                Fund Shares
                            Position(s)        Length                                                 Beneficially
                             Held with         of Time              Principal Occupation(s)             Owned on
Name and Year Born             Fund           Served (1)            During the Past 5 Years           March 1, 2006
------------------           -----------    -------------    ------------------------------------    --------------
Susanne D. Wilson            Vice            Served since     Vice President of Legg Mason & Co.,          None
1961                         President       1998             LLC (2005-present); Vice President
100 Light Street                                              of Legg Mason Wood Walker,
Baltimore, MD 21202                                           Incorporated (1998-2005).

Marie K. Karpinski           Treasurer       Served since     Vice President, Legg Mason &                12,900
1949                         and             1990             Co., LLC (2005-present); Vice
100 Light Street             Principal                        President, Legg Mason Wood Walker,
Baltimore, MD 21202          Financial                        Incorporated (1992-2005); Vice
                             and                              President (1986-present), Treasurer
                             Accounting                       (1986-2006) and Chief Financial
                             Officer                          Officer (2006-present) of all Legg
                                                              Mason retail funds, open-end
                                                              investment companies; Treasurer and
                                                              Principal Financial and Accounting
                                                              Officer of Western Asset Income
                                                              Fund (2001-present), Western Asset
                                                              Premier Bond Fund (2001-present),
                                                              Western Asset/Claymore U.S. Treasury
                                                              Inflation Protected Securities Fund
                                                              (2003-present) and Western Asset/
                                                              Claymore U.S. Treasury Inflation
                                                              Protected Securities Fund 2
                                                              (2004-present).

Erin K. Morris               Assistant       Served since     Assistant Vice President and Manager,        1,900
1966                         Treasurer       2001             Funds Accounting, Legg Mason & Co.,
100 Light Street                                              LLC (2005-present); Assistant Vice
Baltimore, MD 21202                                           President (2002-2005) and Manager,
                                                              Funds Accounting (2000-2005),
                                                              of Legg Mason Wood Walker,
                                                              Incorporated; Treasurer of Legg Mason
                                                              Income Trust, Inc. and Legg Mason
                                                              Tax-Free Income Fund (2006-present);
                                                              Assistant Treasurer of Western Asset
                                                              Income Fund (2001-present),
                                                              Western Asset Premier Bond Fund
                                                              (2001-present), Western Asset/Claymore
                                                              U.S. Treasury Inflation Protected
                                                              Securities Fund (2003-present),
                                                              Western Asset/Claymore U.S. Treasury
                                                              Inflation Protected Securities Fund 2
                                                              (2004-present), Legg Mason Income
                                                              Trust, Inc. (2001-2006) and Legg
                                                              Mason Tax-Free Income Fund
                                                              (2001-2006).

                                              Term of
                                             Office and                                                Fund Shares
                            Position(s)        Length                                                 Beneficially
                             Held with         of Time              Principal Occupation(s)             Owned on
Name and Year Born             Fund           Served (1)            During the Past 5 Years           March 1, 2006
------------------           -----------    -------------    ------------------------------------    --------------
Amy M. Olmert                Chief           Served since     Senior Vice President of Legg Mason,         None
1963                         Compliance      2004             Inc. (2004-present); Vice President
100 Light Street             Officer                          and Chief Compliance Officer of all
Baltimore, MD 21202                                           Legg Mason retail open-end investment
                                                              companies (2004-present); Vice
                                                              President and Chief Compliance Officer
                                                              of Legg Mason Charles Street Trust,
                                                              Inc., an open-end investment company
                                                              (2004-present); Chief Compliance
                                                              Officer of Western Asset Income Fund,
                                                              Western Asset Premier Bond Fund,
                                                              Western Asset/Claymore U.S. Treasury
                                                              Inflation Protected Securities Fund and
                                                              Western Asset/Claymore U.S. Treasury
                                                              Inflation Protected Securities Fund 2
                                                              (2004-present). Formerly, Director
                                                              (2000-2003) and Managing Director
                                                              (2003-2004) of Deutsche Asset
                                                              Management.

Lisa G. Mrozek               Secretary       Served since     Senior Compliance Officer of Western         1,871
1962                                         1999             Asset (1999-present); Secretary of
                                                              Western Asset Income Fund
                                                              (1999-present) and Western Asset
                                                              Premier Bond Fund (2001-present).

------------
(1) Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

Stockholder Proposals At Future Meetings.

     The Fund does not hold regular meetings of stockholders. Stockholder proposals to be presented at any future meeting of stockholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting or presentation at the meeting. Such proposals must meet all applicable state and federal legal requirements.

Annual Report To Stockholders.

     The Fund's Annual Report for the fiscal year ended March 31, 2005 and Semi-Annual Report for the fiscal period ending September 30, 2005 contain financial and other information pertaining to each operative portfolio of the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request, a copy of the Annual Report and Semi-Annual Report. Requests for copies of the Annual Report and Semi-Annual Report should be directed to Western Asset Funds, Inc., c/o Legg Mason Institutional Funds, P.
O. Box 17635, Baltimore, Maryland 21297-1635, or you may call 1-888-425-6432.

Independent Registered Public Accounting Firm.


     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2006, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:


Fiscal year ended              Audit Fees     Audit-Related Fees     Tax Fees     All Other Fees
---------------------------   ------------   --------------------   ----------   ---------------
March 31, 2005 .........       $246,100            $20,000           $8,000            $0
March 31, 2006 .........       $266,650            $20,000           $8,400            $0


     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.


     For the fiscal years ended March 31, 2005 and March 31, 2006, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $302,596 and $548,660, respectively, to the Fund, LMFA and any entity controlling, controlled by or under common control with LMFA that provides ongoing services to the Fund.


     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for LMFA and any entity controlling, controlled by or under common control with LMFA that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.


     PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ending March 31,
2005. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $127,460 for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ending March 31, 2006. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended March 31, 2006.


     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to LMFA and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.


Share Ownership.

     The total number of shares outstanding for each of the Fund's portfolios and information concerning the stockholders who were known to be the owners of more than 5% of the outstanding shares of each of the Fund's Portfolios, each as of the Record Date, is set forth below.

Western Asset Limited Duration Bond Portfolio -- Institutional Class

Total number of shares outstanding: 7,621,978


                                                                                    Percent
                                                                     Number of      of the
Name and Address                                                       Shares        Class
----------------                                                    -----------   ----------
The Annice Lowry Foundation ...................                      3,312,136       43.46%
 2001 Riverside Drive, Gainesville, GA 30501
Robert W. Woodruff -- Arts Center Inc .........                      1,426,507       18.72%
 1280 Peachtree Street, Atlanta, GA 30309
Charles Schwab & Co. Inc. .....................                        799,550       10.49%
 101 Montgomery Street, San Francisco, CA 94104
Chicago Public Library Foundation .............                        459,096        6.02%
 20 N Michigan Avenue, Chicago, IL 60602


Western Asset Intermediate Bond Portfolio -- Institutional Class

Total number of shares outstanding: 73,941,300


                                                                                    Percent
                                                                     Number of      of the
Name and Address                                                      Shares         Class
----------------                                                   ------------   ----------
MAC & Co -- Mutual Fund Operations ..........................      12,713,018        17.19%
 PO Box 3198, Pittsburgh, PA 15230
Western Michigan University .................................      5,496,998          7.43%
 1083 Seibert Admin Bldg, Kalamazoo, MI 49008
State Street Corporation fbo Edward Health Services .........      5,096,733          6.89%
 801 Pennsylvania Ave, Kansas City, MO 64105
Wells Fargo Bank fbo Pacificare 401k Plan ...................      3,801,435          5.14%
 PO Box 1533, Minneapolis, MN 55480


Western Asset Intermediate Plus Bond Portfolio -- Institutional Class

Total number of shares outstanding: 7,469,306


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares       Class
-----------------------------------------------------------        -----------   ----------
Southfield Fire & Police Retirement System .............            2,139,193       28.64%
 26000 Evergreen Rd, Southfield, MI 48226
Dingle & Co ............................................            1,870,833       25.05%
 411 W. Lafayette Blvd, Detroit, MI 48226
Camtru LLC .............................................              809,573       10.84%
 555 Water Street, Port Huron, MI 48060
Houston Ballet Foundation ..............................              584,277        7.82%
 1921 West Bell Street, Houston, TX 77019
Midland County Retiree Health Plan .....................              529,657        7.09%
 220 W. Ellsworth St, Midland, MI 48640
Comerica Bank fbo Village of Beverly Hills .............              387,625        5.19%
 PO Box 75000, Detroit, MI 48275
Comerica Bank fbo Bd of Admin Graphic Comm LCL .........              384,065        5.14%
 411 W. Lafayette Blvd, Detroit, MI 48226

Western Asset Core Bond Portfolio -- Institutional Class

Total number of shares outstanding: 381,457,750


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares        Class
-----------------------------------------------------------        -----------   ----------
Prudential Investment Management ..............                    104,766,477       27.46%
 100 Mulberry St, Newark, NJ 07102
National Financial Services Corp ..............                     40,302,208       10.57%
 200 Liberty Street, New York, NY 10281
Charles Schwab & Co Inc .......................                     28,477,334        7.47%
 101 Montgomery Street, San Francisco, CA 94104


Western Asset Core Bond Portfolio -- Financial Intermediary Class

Total number of shares outstanding: 33,328,489


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares        Class
-----------------------------------------------------------        -----------   ----------
Fidelity Investments .........................................      7,381,439     22.15%
 100 Magellan Way, Covington, KY 41015
Nationwide Trust Co fbo Bombardier 401k Savings Plan .........      3,603,332     10.81%
 PO Box 1412, Austin, TX 78767
Citigroup Global Markets Inc. ................................      3,256,275      9.77%
 333 West 34th Street, New York, NY 10001
State Street Bank & Trust fbo Michigan 401k ..................      3,043,623      9.13%
 105 Rosemont Ave, Westwood, MA 02090
National Financial Services Corp .............................      2,606,517      7.82%
 200 Liberty Street, New York, NY 10281
Prudential Investment Management Services ....................      2,387,122      7.16%
 100 Mulberry Street, Newark, NJ 07102
Charles Schwab & Co Inc. .....................................      1,896,771      5.69%
 101 Montgomery Street, San Francisco, CA 94104
Ameriprise Trust Company .....................................      1,827,695      5.48%
 50534 AXP Financial Ctr, Minneapolis, MN 55474


Western Asset Core Plus Bond Portfolio -- Institutional Class

Total number of shares outstanding: 668,308,086


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares       Class
-----------------------------------------------------------        -----------   ----------
   National Financial Services Corp .........                       90,076,397      13.48%
    200 Liberty Street, New York, NY 10281

Western Asset Core Plus Bond Portfolio -- Financial Intermediary Class

Total number of shares outstanding: 48,185,746


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares        Class
-----------------------------------------------------------        -----------   ----------
   National Financial Services Corp ................                33,065,801       68.62%
    200 Liberty Street, New York, NY 10281
   Fidelity Investments ............................                 6,173,340       12.81%
    100 Magellan Way, Covington, KY 41015
   PFPC Wrap Services fbo Neuberger Berman .........                 2,894,094        6.01%
    760 Moore Rd, King of Prussia, PA 19406


Western Asset Inflation Indexed Plus Bond Portfolio -- Institutional Class

Total number of shares outstanding: 52,657,912


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares       Class
-----------------------------------------------------------        -----------   ----------
   Bill and Melinda Gates Foundation ..............                 26,310,133       49.96%
    2365 Carillon Point, Kirkland, WA 98033
   Mellon Bank fbo BC/BS of Massachusetts .........                  5,758,990       10.94%
    401 Park Drive, Boston, MA 02215


Western Asset High Yield Portfolio -- Institutional Class

Total number of shares outstanding: 57,707,690


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares        Class
-----------------------------------------------------------        -----------   ----------
   Investment Management Board ..................................   29,248,424       50.68%
    500 Virginia Street, Charleston, WV 25301
   State Street Bank fbo MD Retirement and Pension Syst .........    9,112,517       15.79%
    One Enterprise Drive, Quincy, MA 02171
   Arkansas Teacher Retirement System ...........................    3,923,821        6.80%
    1400 W 3rd St, Little Rock, AR 72201
   Mellon Trust fbo Kansas Public Retirement System .............    3,427,003        5.94%
    135 Santilli Highway, Everett, MA 02149


Western Asset Non-U.S. Opportunity Bond Portfolio -- Institutional Class

Total number of shares outstanding: 9,188,363


                                                                                  Percent
                                                                    Number of      of the
Name and Address                                                      Shares        Class
-----------------------------------------------------------        -----------   ----------
   State Street Bank & Trust Company fbo CT Treasurer .........      4,753,937       51.74%
    One Enterprise Drive, Quincy, MA 02171
   Wilbranch & Co .............................................        846,575        9.21%
    223 Nash St, Wilson, NC 27893
   American Institute of Physics ..............................        686,214        7.47%
    One Physics Ellipse, College Park, MD 20740
   Wendel & Co, The Bank of New York ..........................        485,054        5.28%
    PO Box 1066, New York, NY 10268

Adjournment.


     If (i) a quorum is not present at the Annual Meeting, (ii) even if a quorum is present, sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the Annual Meeting, or (iii) the persons named as proxies judge that is advisable to defer action on one or more of the Proposals, then the persons named as proxies may propose one or more adjournments of the Annual Meeting (including adjournments with respect to only those Proposals not having received sufficient votes in favor of approval) for up to 120 days from the Record Date to permit further solicitation of proxies. Those Proposals that have received sufficient votes in favor of approval at the time scheduled for the Annual Meeting will be considered approved at such time and wil not be considered at any such adjourned meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournments those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournments those proxies required to be voted against the Proposals. Abstentions and "broker non-votes" will not be counted as having been voted for or against any such adjournment. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.


Other Business.

     The Fund is not aware of any matters to be presented for action at the Annual Meeting other than the Proposals. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their judgment and discretion.

                                        By Order of the Board of Directors

                                        Lisa G. Mrozek, Secretary


April 21, 2006

                                  APPENDIX A

Procedures for Shareholders to Submit Nominee Candidates to the Governance and
                             Nominating Committee

                           (As of February 10, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of
          Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

--------------------------------------------------------------------------------
                     3 EASY WAYS TO GIVE VOTING INSTRUCTIONS
            Vote by Touch-Tone Phone, or via the Internet, or by Mail
     PHONE: To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
  INTERNET: Vote on the Internet at www.proxyweb.com and follow the on-line instructions.
      MAIL: Return your marked, signed and dated proxy card in the accompanying envelope which requires no postage if mailed in the United States. If you vote by Telephone or Internet, do no mail back this proxy card.
--------------------------------------------------------------------------------





                            WESTERN ASSET FUNDS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - May 9, 2006
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            WESTERN ASSET FUNDS, INC.



The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the stockholders of Western Asset Funds, Inc., a Maryland corporation (the "Fund"), to be held in the Board Room, Fifth Floor, 385 East Colorado Boulevard, Pasadena, California, on May 9, 2006, at 8:00 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all shares of the common stock of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed below, which are more fully described in the Proxy Statement of the Fund dated March 31, 2006, receipt of which is acknowledged by the undersigned.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, AUTHORIZE THE ABOVE-NAMED PROXIES TO VOTE THE SHARES REPRESENTED ON THIS PROXY CARD BY PHONE OR INTERNET AS DESCRIBED ABOVE.


                               Dated:______________________, 2006



                      ----------------------------------------------------------


                      ----------------------------------------------------------
                      Signature(s), (title(s) if applicable)(Please sign in box)


                      Please sign exactly as your name(s) appear(s) on the Proxy. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of a president or vice president who shall state his or her title (or that of another authorized person who shall state his or her title and include evidence of their authorization to sign this proxy).

                                                                              PD

WITH DISCRETIONARY POWER UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.


Proposal 1. ELECTION OF DIRECTORS. All Portfolios.

            Nominees:


                                                                                     FOR      WITHHOLD    FOR ALL
                                                                                     ALL        ALL        EXCEPT
(01) Ronald J. Arnault   (04) Michael Even          (07) Louis A. Simpson
(02) John E. Bryson      (05) Ronald L. Olson       (08) Jaynie Miller Studenmund    |_|        |_|         |_|
(03) Anita L. DeFrantz   (06) William E.B. Siart

      --------------------------------------------------------------------------
      (Except nominee(s) written above.)                                             FOR      AGAINST     ABSTAIN
  Proposal     2a. To reclassify the investment objective of the Western Asset       |_|        |_|         |_|
               Intermediate Bond Portfolio as non-fundamental. Western Asset
               Intermediate Bond Portfolio stockholders only.

  Proposal     2b. To reclassify the investment objective of the Western Asset       |_|        |_|         |_|
               Core Bond Portfolio as non- fundamental. Western Asset Core Bond
               Portfolio stockholders only.

  Proposal     3a. To eliminate the Western Asset Core Bond Portfolio's              |_|        |_|         |_|
               fundamental investment restriction with respect to pledging assets. Western Asset Core Bond Portfolio stockholders only.

  Proposal     3b. To amend the Western Asset Core Bond Portfolio's fundamental      |_|        |_|         |_|
               investment restriction with respect to investments in
               commodities. Western Asset Core Bond Portfolio stockholders only.

  Proposal     3c. To eliminate the Western Asset Core Bond Portfolio's              |_|        |_|         |_|
               fundamental investment restriction with respect to margin
               transactions. Western Asset Core Bond Portfolio stockholders only.


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                              PD